June 30, 2016

Dear Valued Customer,

You most likely established your personal investment profile to include strategies about timeline, investment amounts and portfolio construction. With growth, volatility and maybe Federal Reserve policy playing into your investment choices, you continually keep an eye on potential signs of change to ensure your choices are appropriate for your profile and the current economic conditions.

Because you invest a lot of time planning a sound financial future, an audit of your choices helps ensure you are on the path that is right for you. You may want to review the new investment options that were added in May of this year. As always, use the assistance of your representative to look at the big picture and evaluate what corrections might need to be made.

Inside this book, you will find semi-annual reports dated June 30, 2016, for the 59 investment subaccounts available through your Kansas City Life Insurance Company Century II variable contract(s).

Please call your registered representative or Kansas City Life at 800-616-3670, press 0, if you have questions about the Semi-Annual Report of Funds or your Century II variable contract(s). You can also access information about your Century II variable contract(s) at www.kclife.com.

For more than 120 years, Kansas City Life Insurance Company has remained committed to helping customers build a financially sound future for themselves and their families. We appreciate your business and thank you for the trust you have placed in us.

Sincerely, /s/ R. Philip Bixby R. Philip Bixby, President, CEO and Chairman of the Board, Kansas City Life Insurance Company

Kansas City Life's Century II Variable Product Series is distributed through
Sunset Financial Services, Inc. 3520 Broadway, Kansas City, MO 64111; 816-753-7000.